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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 October 6, 2004
                Date of Report (Date of earliest event reported)

                          LINEAR TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                      0-14864                  94-2778785
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

               1630 McCarthy Boulevard, Milpitas, California 95035 (Address of principal executive offices, including zip code)

                                 (408) 432-1900
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers

         (b) Robert H. Swanson, Jr., notified Linear Technology Corporation (the "Company") of his intention to resign from the position of Chief Executive Officer of the Company effective as of January 4, 2005. Mr. Swanson will serve as the Executive Chairman of the Company and as a member of its Board of Directors. Mr. Swanson, a founder of the Company, has served as Chairman and Chief Executive Officer since April 1999. From the Company's incorporation in September 1981 until April 1999, Mr. Swanson served as President and Chief
Executive Officer. Mr. Swanson has also served as a director of the Company since its incorporation.

         (c) The Company intends to appoint Lothar Maier as the new Chief Executive Officer to serve as successor to Mr. Swanson effective as of January 4, 2005. Mr. Maier joined the Company as Vice President and Chief Operating Officer in April 1999. From 1983 to 1999, he was employed at Cypress Semiconductor Corporation in various management positions, mostly recently as Senior Vice President and Executive Vice President of Worldwide Operations. Mr. Maier received a B.S. in Chemical Engineering in 1978 from the University of California at Berkeley. He is 49 years old.

         (c) The Company intends to appoint Alex McCann as the new Chief Operating Officer to serve as successor to Mr. Maier effective as of January 4, 2005. Mr. McCann joined the Company as Vice President of Operations in January 2004. Prior to joining the Company, he was Vice President of Operations at NanoOpto Corporation from July 2002 to December 2003, Vice President of Worldwide Operations at Anadigics Inc. from November 1998 to July 2002 and held various management positions at National Semiconductor UK Ltd. between 1985 to 1998. Mr. McCann received a B.S. degree in Electrical and Electronic Engineering in 1985 from James Watt College and an MBA in 1998 from the University of Glasgow Business School. He is 38 years old.

Item  9.01  Financial Statements and Exhibits

(c)      Exhibits.

         Exhibit
         Number                             Description
         ------                             -----------
          99.1 Text of press release of Linear Technology Corporation, dated October 6, 2004.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LINEAR TECHNOLOGY CORPORATION.


                                            /s/  Paul Coghlan
                                            ------------------------------------
                                            Paul Coghlan
                                            Vice President, Finance and
                                            Chief Financial Officer

Date:  October 6, 2004